Exhibit 31.2

CERTIFICATION  PURSUANT  TO  SECTION  302  OF  THE  SARBANES-OXLEY  ACT  OF 2002

I,  Stanley  R.  Goss,  the  Chief  Financial Officer of Asia Premium Television Group,  Inc.  (the  "Company"),  certify  that:

1.  I  have  reviewed  this  quarterly  report  on  Form  10-QSB of the Company;

2. Based on my knowledge, this report does not contain any untrue statement of a material  fact or omit to state a material fact necessary to make the statements made,  in  light of the circumstances under which such statements were made, not misleading  with  respect  to  the  period  covered  by  this  quarterly report;

3.  Based  on  my  knowledge,  the  financial  statements,  and  other financial information included in this report, fairly present in all material respects the financial  condition,  results of operations and cash flows of the registrant as of,  and  for,  the  periods  presented  in  this  quarterly  report;

4.  As  certifying  officer,  I  am responsible for establishing and maintaining disclosure  controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14)  for  the  registrant  and  I  have:

     a) designed such disclosure controls and procedures to ensure that material information  relating  to  the  registrant,  including  its  consolidated subsidiaries,  is  made  known  to  us  by  others  within  those entities, particularly  during  the  period  in  which this quarterly report is being prepared;

evaluated the effectiveness of the registrant's disclosure controls and procedures  as  of  a  date within 90 days prior to the filing date of this quarterly  report  (the  "Evaluation  Date");  and

 c)  presented  in  this  quarterly  report  our  conclusions  about  the effectiveness  of  the  disclosure  controls  and  procedures  based on our evaluation  as  of  the  Evaluation  Date;

5.  As certifying officer, I have disclosed, based on my most recent evaluation, to  the  registrant's  auditors and the audit committee of registrant's board of directors  (or  persons  performing  the  equivalent  function):

     a)  all  significant  deficiencies  in  the design or operation of internal controls  which  could adversely affect the registrant's ability to record, process,  summarize  and  report financial data and have identified for the registrant's  auditors  any  material  weaknesses in internal controls; and

     b)  any  fraud,  whether or not material, that involves management or other employees  who  have  a  significant  role  in  the  registrant's  internal controls;  and

6.  I  have  indicated  in  this  quarterly  report  whether  or  not there were significant  changes  in  internal  controls  or  in  other  factors  that could significantly affect internal controls subsequent to the date of our most recent evaluation,  including  any  corrective  actions  with  regard  to  significant deficiencies  and  material  weaknesses.

Date:     Dec. 23, 2003

                                   /s/  Stanley  R.  Goss

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                                   Stanley  R.  Goss

                                   Chief  Financial  Officer